THIS NOTE HAS NOT BEEN REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS
         AMENDED. THE TRANSFER OF THIS NOTE IS SUBJECT TO RESTRICTIONS ON ITS OFFER AND SALE UNTIL THE REGISTRATION REQUIREMENTS OF SUCH ACT HAVE BEEN COMPLIED WITH OR AN EXEMPTION THEREFROM IS AVAILABLE AND THE MAKER RESERVES THE RIGHT TO REFUSE THE TRANSFER OF THIS NOTE UNTIL SUCH REQUIREMENTS HAVE BEEN MET.


STATE OF TEXAS

COUNTY OF MONTGOMERY                                 DATE:  September ____, 1997


                           $3,000,000 PROMISSORY NOTE
                               DUE AUGUST 31, 1999


     As set forth below, BLACK WARRIOR WIRELINE CORP, a Delaware corporation ("Maker") promises to pay to DIAMONDBACK DIRECTIONAL, INC. ("Payee"), the sum of $3,000,000 in lawful money of the United States for value received payable at 13843 Highway 105 West, Suite 212, Conroe, Texas 77304, or any other address as designated by the Payee, from time to time.

                                       I.
                                   DEFINITIONS

     As used herein, the term "Agreement" shall mean that certain Asset Purchase Agreement dated effective September 1, 1997 between Maker, as Purchaser, and Payee, as Seller, relating to Maker's acquisition of Seller's assets.

                                       II.
                                  PAYMENT TERMS

     This note is subject to the terms of the Agreement, including the terms thereof relating to adjustment of the principal balance hereof. This note shall be due and payable on August 31, 1999 or on the date that William L. Jenkins ceases to be President of Maker or on the date that William L. Jenkins ceases to be a shareholder of Maker, whichever occurs first.

                                      III.
                                    INTEREST

     This Note shall bear interest at the rate of six and one-half percent (6.5%) per annum from September 1, 1997 until paid in full, on the unpaid balance. Interest shall be due and payable quarterly, beginning January 2, 1998, and continuing on the second day of April, July October and January thereafter, until paid in full. In the event Maker fails to pay any interest or principal when due hereunder, the rate of interest on the amount past due shall be increased to eleven percent (11%).

                                       IV.
                                RIGHT OF PAYMENT

     This Note may be prepaid, in whole or in part, at any time without penalty.

                                       V.
                        DEFINITION OF AN EVENT OF DEFAULT

     The following shall constitute and event of default: failure to pay when due any installment of principal or interest of this Note; the issuance of an writ of garnishment or writ of attachment as to any property of Maker, which writ of garnishment or attachment is not cured within thirty (30) days after its issuance.

                                       VI.
                             COLLECTION, WAIVER, ETC

     In the event of any Default, then Payee may, if such default is not cured within ten (10) days after receipt of written notice thereof from Payee, and without further notice, declare the unpaid principal balance hereof, together with earned and unpaid interest, immediately due and payable.

     Each maker, indorser, and guarantor or other surety of this Note does hereby waive demand, grace, presentment for payment, and protest, and further does hereby agree and consent that this Note may be renewed, and the time for payment extended without notice, and without releasing any of the parties.

     In the event of any default by any party as to any duty, warranty or undertaking owed to another party, which default results in efforts by the non-defaulting party to remedy same (whether a lawsuit is filed or not), the defaulting party shall pay, in addition to such other sums as may be due, all costs and expenses of such efforts, including, but not limited to, a reasonable attorney's fee.

     No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

                                                     BLACK WARRIOR WIRELINE CORP



                                                     BY:      William L. Jenkins
                                                     ITS:     President

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS ON THEIR OFFER AND SALE UNTIL THE REGISTRATION REQUIREMENTS OF SUCH ACT HAVE BEEN COMPLIED WITH OR AN EXEMPTION THEREFROM IS AVAILABLE AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH REQUIREMENTS HAVE BEEN MET.


STATE OF TEXAS

COUNTY OF MONTGOMERY                                 DATE:  September ____, 1997


                       PROMISSORY NOTE FOR NET RECEIVABLES
                               DUE AUGUST 31, 1999


     As set forth below, BLACK WARRIOR WIRELINE CORP, a Delaware corporation ("Maker") promises to pay to DIAMONDBACK DIRECTIONAL, INC. ("Payees"), the sum of $341,096 in lawful money of the United States for value received payable at 13843 Highway 105 West, Suite 212, Conroe, Texas 77304 or any other address as designated by the Payees, from time to time.

                                       I.
                                   DEFINITIONS

     As used herein, the term "Agreement" shall mean that certain Asset Purchase Agreement dated effective September 1, 1997 between Maker, as Purchaser, and Payee, as Seller, relating to Maker's acquisition of Seller's assets.

                                       II.
                                  PAYMENT TERMS

     This note is subject to the terms of the Agreement, including the terms thereof relating to adjustment of the principal balance hereof. This note shall be due and payable on August 31, 1999 or on the date that William L. Jenkins ceases to be President of Maker or on the date that William L. Jenkins ceases to be a shareholder of Maker, whichever occurs first.

                                      III.
                                    INTEREST

     This Note shall bear interest at the rate of six and one-half percent (6.5%) per annum from September 1, 1997 until paid in full, on the unpaid balance. Interest shall be due and payable quarterly, beginning January 2, 1998, and continuing on the second day of April, July, October and January thereafter, until paid in full. In the event Maker fails to pay any interest or principal when due hereunder, the rate of interest on the amount past due shall be increased to eleven percent (11%).

                                       IV.
                                RIGHT OF PAYMENT

     This Note may be prepaid, in whole or in part, at any time without penalty.

                                       V.
                        DEFINITION OF AN EVENT OF DEFAULT

     The following shall constitute and event of default: failure to pay when due any installment of principal or interest of this Note; the issuance of an writ of garnishment or writ of attachment as to any property of Maker, which writ of garnishment or attachment is not cured within thirty (30) days after its issuance.

                                       VI.
                             COLLECTION, WAIVER, ETC

     In the event of any Default, then Payee may, if such default is not cured within ten (10) days after receipt of written notice thereof from Payee, and without further notice, declare the unpaid principal balance hereof, together with earned and unpaid interest, immediately due and payable.

     Each maker, indorser, and guarantor or other surety of this Note does hereby waive demand, grace, presentment for payment, and protest, and further does hereby agree and consent that this Note may be renewed, and the time for payment extended without notice, and without releasing any of the parties.

     In the event of any default by any party as to any duty, warranty or undertaking owed to another party, which default results in efforts by the non-defaulting party to remedy same (whether a lawsuit is filed or not), the defaulting party shall pay, in addition to such other sums as may be due, all costs and expenses of such efforts, including, but not limited to, a reasonable attorney's fee.

     No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

                                                     BLACK WARRIOR WIRELINE CORP



                                                     BY:      William L. Jenkins
                                                     ITS:     President